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                                                                  Exhibit 10.1


                            SUBSCRIPTION AGREEMENT


The American Corporation Escrow Account
c/o Thomas Prousalis, P.L.L.C.
1919 Pennsylvania Avenue, N.W.
Suite 200
Washington, D.C. 20006

     Re: Prospectus, dated              , 2003.

Gentlemen:

     The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the Prospectus ("Prospectus"),
dated             , 2003, of The American Corporation ("AMERICAN"), a Delaware
corporation, and subscribes for the following number of units upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to acceptance by AMERICAN, to availability and to certain other conditions.

     The undersigned hereby subscribes for         units of AMERICAN'S
securities at $5.25 per unit, for an aggregate purchase price of $            .
Enclosed is the undersigned's check made payable to the "Riggs Bank, N.A./The American Corporation Escrow Account" and has been forwarded to AMERICAN'S escrow account in the self-addressed stamped envelope that has been provided for convenience.


                                   ACCEPTED AND AGREED:



                                   --------------------------------------------
                                   Signature of Investor



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                                   Print Full Name



                                   --------------------------------------------
                                   Street Address



                                   --------------------------------------------
ACCEPTED AND AGREED:               City, State, Zip            Telephone Number
THE AMERICAN CORPORATION



By:
    ----------------------------
    Randall F. Greene              WIRING INSTRUCTIONS:
    CHAIRMAN OF THE BOARD          The American Corporation Escrow Account
                                   Riggs Bank, N.A.
                                   Washington, D.C. 20006
                                   ABA No. 054000030
                                   Account No. 25438594